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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       JULY 26, 2002
                                                           ---------------


                           NETCARE HEALTH GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            ---------------------------------------------------------

           Delaware                     0-11228                  02-0337028
 ----------------------------    ------------------------   -------------------
 (State or Other Jurisdiction     (Commission file Number)     (IRS Employer
    of  Incorporation)                                      Identification No.)



          362  Industrial  Park,  Unit  6,  Middletown,  Connecticut   06457
          ----------------------------------------------------------   -----
                  (Address  of  Principal  Executive  Offices)       (Zip Code)



        Registrant's telephone number, including area code (800) 281-1231
                                                           --------------

Item  5.     Other  Events.
             -------------


     On July 26, 2002, NetCare Health Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item  7.     Financial  Statements  and  Exhibits.
             ------------------------------------

     (c)     Exhibits.

Exhibit  No.                       Description
------------            --------------------------------------

99.1                    Press  Release  dated  July  26,  2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           NETCARE  HEALTH  GROUP,  INC.



                       By: /s/ Ed Foster
                           -----------------------------------------
                           Ed  Foster
                           President  and  Chief  Executive  Officer

                                                                  EXHIBIT  99.1



FOR  IMMEDIATE  RELEASE

NetCare Health Group, Inc. intends to vigorously defend against trade creditor lawsuit.

CONNECTICUT-July 26, 2002-NetCare Health Group, Inc. (NCGH) announced that a lawsuit was filed against its wholly owned subsidiary NetCare Health Services, Inc. by James W. Daly, Inc., d/b/a Cardinal Health, in Essex Superior Court, Salem, Massachusetts. The plaintiff is claiming in excess of $280,000 for goods sold and delivered and that checks in excess of $190,000 tendered by the company were not honored by the bank. Plaintiff is seeking an injunction enjoining the company from interfering with its rights to take immediate possession of the collateral.

NetCare Health Services has determined that Cardinal Health has not filed a UCC -1 and any claim for collateral is subordinated, first to Fleet National Bank and second to CarePortal, an indirect majority shareholder of the Company.

The Company has retained counsel in Massachusetts and intends to vigorously defend this lawsuit.


Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subjected to risks and uncertainties that could cause actual results to differ materially form those expressed in the forward-looking statements, including, but not limited to, the outcome of the litigation and other risks detailed from time to time in NetCare Health Group, Inc.'s filings with the Securities and Exchange Commission.